Exhibit 99.2

BANKFINANCIAL CORPORATION

Second QUARTER 2020

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.61%	0.66%	0.91%	1.05%	0.21%
Return on equity (ratio of net income to average equity) (1)	5.42	5.52	7.71	9.04	1.84
Net interest rate spread (1)	2.90	3.19	3.23	3.38	3.30
Net interest margin (1)	3.09	3.44	3.50	3.67	3.60
Efficiency ratio (2)	74.06	72.03	66.98	64.62	65.19
Noninterest expense to average total assets (1)	2.40	2.63	2.56	2.54	2.48
Average interest–earning assets to average interest–bearing liabilities	138.21	132.68	132.47	131.18	131.66
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	199	226	222	223	231

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,826	$14,652	$9,785	$13,074	$13,998
Interest-bearing deposits in other financial institutions	370,939	155,286	180,540	127,719	89,609
Securities, at fair value	59,437	63,853	60,193	65,440	87,080
Loans receivable, net	1,081,798	1,147,628	1,168,008	1,213,948	1,267,454
Other real estate owned, net	143	110	186	269	497
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,323	24,202	24,346	24,598	24,923
Bank-owned life insurance	18,986	18,977	18,945	18,914	18,877
Deferred taxes	3,615	3,644	3,873	4,556	4,816
Other assets	12,572	14,440	14,649	15,974	19,178
Total assets	$1,593,129	$1,450,282	$1,488,015	$1,491,982	$1,533,922

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,388,155	$1,253,751	$1,284,757	$1,288,825	$1,330,207
Borrowings	4,000	—	61	1,253	798
Other liabilities	28,520	23,536	28,825	28,037	31,426
Total liabilities	1,420,675	1,277,287	1,313,643	1,318,115	1,362,431
Stockholders’ equity	172,454	172,995	174,372	173,867	171,491
Total liabilities and stockholders’ equity	$1,593,129	$1,450,282	$1,488,015	$1,491,982	$1,533,922

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$13,194	$14,653	$15,732	$16,628	$16,522
Total interest expense	1,869	2,684	3,105	3,386	3,419
Net interest income	11,325	11,969	12,627	13,242	13,103
Provision for (recovery of) loan losses	42	471	89	(134)	3,957
Net interest income after provision for (recovery of) loan losses	11,283	11,498	12,538	13,376	9,146
Noninterest income	1,163	1,398	1,648	1,474	1,426
Noninterest expense	9,249	9,628	9,562	9,509	9,472
Income before income tax	3,197	3,268	4,624	5,341	1,100
Income tax expense	845	850	1,234	1,417	293
Net income	$2,352	$2,418	$3,390	$3,924	$807
Basic and diluted earnings per common share	$0.16	$0.16	$0.22	$0.26	$0.05

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$736	$887	$957	$983	$974
Loan servicing fees	82	63	273	99	56
Mortgage brokerage and banking fees	11	29	72	28	21
Loss on disposal of other assets	—	(2)	(25)	—	—
Trust insurance commissions and annuities income	224	282	217	198	224
Earnings on bank-owned life insurance	9	32	31	37	38
Other	101	107	123	129	113
Total noninterest income	$1,163	$1,398	$1,648	$1,474	$1,426

Noninterest Expense
Compensation and benefits	$5,168	$5,518	$5,138	$5,218	$5,207
Office occupancy and equipment	1,723	1,800	1,727	1,879	1,624
Advertising and public relations	118	152	169	182	145
Information technology	808	864	921	892	753
Professional fees	289	235	359	213	237
Supplies, telephone, and postage	284	303	291	312	322
Amortization of intangibles	7	14	14	13	14
Nonperforming asset management	57	40	(24)	17	58
Operations of other real estate owned, net	7	(17)	30	19	47
FDIC insurance premiums	102	34	—	(127)	146
Other	686	685	937	891	919
Total noninterest expense	$9,249	$9,628	$9,562	$9,509	$9,472

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$48,928	$52,849	$55,750	$60,757	$64,192
Multi–family mortgage	536,619	542,421	563,750	577,656	619,898
Nonresidential real estate	127,560	133,432	134,674	140,410	145,416
Construction and land	—	—	—	88	117
Commercial loans	126,609	158,049	145,714	163,846	153,709
Commercial leases	247,997	266,063	272,629	275,800	289,107
Consumer	1,783	2,078	2,211	2,052	1,861
	1,089,496	1,154,892	1,174,728	1,220,609	1,274,300
Net deferred loan origination costs	458	848	912	942	978
Allowance for loan losses	(8,156)	(8,112)	(7,632)	(7,603)	(7,824)
Loans, net	$1,081,798	$1,147,628	$1,168,008	$1,213,948	$1,267,454

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$667	$659	$437	$721	$836
Multi–family mortgage	21,546	17,004	19,848	6,960	9,258
Nonresidential real estate	855	5,410	174	387	4,100
Commercial loans	110,080	172,837	134,330	141,314	153,537
Commercial leases	18,036	24,764	33,183	30,998	34,959
Consumer	489	883	1,018	852	842
	$151,673	$221,557	$188,990	$181,232	$203,532
Weighted average interest rate	4.13%	4.55%	5.41%	5.75%	6.27%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$4,586	$3,511	$5,317	$4,127	$3,415
Multi–family mortgage	27,814	38,213	33,916	49,374	23,685
Nonresidential real estate	6,583	6,708	5,854	6,802	7,165
Construction and land	—	—	88	28	27
Commercial loans	140,568	162,048	151,432	130,208	167,352
Commercial leases	35,109	31,004	36,488	44,035	39,633
Consumer	755	989	796	703	800
	$215,415	$242,473	$233,891	$235,277	$242,077
Weighted average interest rate	4.58%	4.74%	5.46%	5.45%	5.91%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$662	$476	$512	$1,163	$928
Nonresidential real estate	288	288	288	284	2,083
Commercial leases	833	—	—	—	—
Nonaccrual loans	1,783	764	800	1,447	3,011

Loans past due over 90 days, still accruing - commercial leases	—	—	47	—	—

Other real estate owned - One–to–four family residential real estate	143	110	186	269	497

Nonperforming assets	$1,926	$874	$1,033	$1,716	$3,508

Asset Quality Ratios
Nonperforming assets to total assets	0.12%	0.06%	0.07%	0.12%	0.23%
Nonperforming loans to total loans (1)	0.16	0.07	0.07	0.12	0.24
Nonperforming commercial-related loans to total commercial-related loans (2)	0.11	0.03	0.03	0.02	0.17
Nonperforming residential and consumer loans to total residential and consumer loans	1.31	0.87	0.88	1.85	1.40
Allowance for loan losses to nonperforming loans	457.43	1061.78	901.06	525.43	259.85

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$637,777	$648,991	$699,434	$688,887	$734,567
% FFIEC total capital	374.58%	381.15%	393.32%	403.95%	437.62%

Multi–family mortgage loans - 50% risk-based capital qualified (included above)	$235,176	$281,962	$336,287	$302,648	$286,910
% FFIEC total capital	138.12%	165.60%	197.58%	177.47%	170.93%

Commercial Leases - Investment rated	$114,632	$124,451	$133,839	$133,049	$143,148
Commercial Leases - Other	133,365	141,612	138,790	142,751	145,959

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land, Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$501	$440	$568	$577	$487
Multi–family mortgage	—	—	206	211	213
Nonresidential real estate	2,790	89	90	93	93
Commercial loans	—	—	—	—	500
Commercial leases	1,261	1,423	136	—	—
Consumer	11	9	53	3	1
	$4,563	$1,961	$1,053	$884	$1,294

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,112	$7,632	$7,603	$7,824	$8,354
Charge–offs:
One–to–four family residential real estate	—	(5)	(105)	(44)	(50)
Nonresidential real estate	—	—	—	(55)	—
Commercial loans	—	—	—	—	(4,443)
Consumer	(17)	(13)	(11)	(5)	(10)
	(17)	(18)	(116)	(104)	(4,503)
Recoveries:
One–to–four family residential real estate	3	13	47	5	6
Multi–family mortgage	15	12	7	8	8
Commercial loans	1	2	2	4	2
	19	27	56	17	16
Net recoveries (charge–offs)	2	9	(60)	(87)	(4,487)
Provision for (recovery of) loan losses	42	471	89	(134)	3,957
Ending balance	$8,156	$8,112	$7,632	$7,603	$7,824

Allowance for loan losses to total loans	0.75%	0.70%	0.65%	0.62%	0.61%
Net recoveries (charge–offs) ratio (1)	—	—	(0.02)	(0.03)	(1.38)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$305,096	$211,142	$210,762	$208,347	$213,966
Interest–bearing NOW accounts	306,629	266,828	273,168	274,752	278,405
Money market accounts	268,143	247,227	245,610	237,022	246,941
Savings deposits	167,570	155,505	153,183	149,431	153,414
Certificates of deposit - retail	303,976	319,987	336,949	344,327	348,685
Certificates of deposit - wholesale	36,741	53,062	65,085	74,946	88,796
	$1,388,155	$1,253,751	$1,284,757	$1,288,825	$1,330,207

SELECTED AVERAGE BALANCES
Total average assets	$1,541,352	$1,465,253	$1,496,379	$1,498,380	$1,529,033
Total average interest–earning assets	1,475,901	1,400,539	1,429,300	1,430,830	1,458,180
Average loans	1,116,067	1,160,197	1,189,771	1,239,774	1,297,548
Average securities	66,750	62,919	64,658	78,221	86,144
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,629
Average other interest–earning assets	285,594	169,933	167,381	105,345	66,859
Total average interest–bearing liabilities	1,067,854	1,055,550	1,078,940	1,090,766	1,107,540
Average interest–bearing deposits	1,065,480	1,055,535	1,078,537	1,089,596	1,106,439
Average borrowings	2,374	15	403	1,170	1,101
Average stockholders’ equity	173,677	175,069	175,977	173,698	175,452

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.60%	4.21%	4.37%	4.61%	4.54%
Average loans	4.57	4.72	4.82	4.92	4.76
Average securities	1.63	1.94	2.27	2.58	2.80
Average other interest–earning assets	0.24	1.54	1.94	2.50	2.63
Total average interest–bearing liabilities	0.70	1.02	1.14	1.23	1.24
Average interest–bearing deposits	0.71	1.02	1.14	1.23	1.24
Average cost of total deposits	0.56	0.85	0.95	1.03	1.04
Average cost of retail and commercial deposits	0.63	0.93	1.04	1.13	1.13
Average cost of wholesale deposits and borrowings	2.35	2.52	2.53	2.48	2.39
Average cost of funds	0.56	0.85	0.95	1.03	1.04
Net interest rate spread	2.90	3.19	3.23	3.38	3.30
Net interest margin	3.09	3.44	3.50	3.67	3.60

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020		2019
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.82%	11.93%	11.72%	11.65%	11.18%
Tangible equity to tangible total assets (end of period)	10.82	11.93	11.72	11.65	11.18
Risk–based total capital ratio	17.84	17.35	17.23	16.17	15.17
Common Tier 1 (CET1)	17.03	16.56	16.48	15.47	14.49
Risk–based tier 1 capital ratio	17.03	16.56	16.48	15.47	14.49
Tier 1 leverage ratio	11.06	11.67	11.48	11.43	11.04
Tier 1 capital	$170,242	$170,788	$171,524	$171,050	$168,461
BankFinancial, NA (2)
Risk–based total capital ratio	17.04%	16.53%	16.38%	15.46%	14.46%
Common Tier 1 (CET1)	16.22	15.75	15.63	14.76	13.78
Risk–based tier 1 capital ratio	16.22	15.75	15.63	14.76	13.78
Tier 1 leverage ratio	10.54	11.10	10.89	10.90	10.49
Tier 1 capital	$162,108	$162,158	$162,455	$162,818	$159,917

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.40	$8.81	$13.08	$11.90	$13.99
High	9.63	13.28	14.14	14.29	15.63
Low	6.73	7.33	11.52	11.10	13.44
Common shares outstanding	14,890,628	15,072,268	15,278,464	15,373,964	15,373,964
Book value per share	$11.58	$11.48	$11.41	$11.31	$11.15
Tangible book value per share	$11.58	$11.48	$11.41	$11.31	$11.15
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	63.73%	62.94%	45.30%	39.18%	191.78%
Stock repurchases	$1,474	$2,202	$1,298	$—	$4,001
Stock repurchases – shares	181,640	206,196	95,500	—	270,535

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,352	$2,418	$3,390	$3,924	$807
Weighted average basic and dilutive common shares outstanding	14,978,757	15,205,731	15,342,524	15,373,964	15,472,618
Basic and diluted earnings per common share	$0.16	$0.16	$0.22	$0.26	$0.05

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)	As a qualified community bank, the Bank is exempt from the OCC's risk-based capital rules effective second quarter 2020. BankFinancial, NA capital data is included for informational purposes only.